                                                                   EXHIBIT 4.1

COMMON STOCK                                                      COMMON STOCK

   NUMBER                                                            SHARES

------------                                                      ------------
WIN
                                      SM&A
                        Steven Myers & Associates, Inc.
              When You Must Win...You Need Doers, Not Advisors(SM)

             INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA

                                                              CUSIP 860162 10 6

                                                             SEE REVERSE FOR
                                                           STATEMENTS RELATING
                                                         TO RIGHTS, PREFERENCES,
                                                              PRIVILEGES AND
                                                          RESTRICTIONS, IF ANY
THIS CERTIFIES THAT




IS THE RECORD HOLDER OF

   FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF

                        STEVEN MYERS & ASSOCIATES, INC.

transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

      [illegible signature]        [SEAL]           [illegible signature]
-------------------------------               ----------------------------------
VICE PRESIDENT, CHIEF FINANCIAL               PRESIDENT, CHIEF EXECUTIVE OFFICER
     OFFICER AND SECRETARY

                                                COUNTERSIGNED AND REGISTERED:
                                                U.S. STOCK TRANSFER CORPORATION
                                                TRANSFER AGENT AND REGISTRAR


AMERICAN BANK NOTE COMPANY    JAN 9, 1998 fm
3504 ATLANTIC AVENUE
SUITE 12
LONG BEACH, CA 90807          054605fc
(562) ???-2333
(FAX) (562) 426-7480
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    A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established by the Articles of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class or series and the designations thereof, may be obtained by any shareholder of the Corporation upon written request and without change from the Secretary of the Corporation at its corporate headquarters.

    KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of
           survivorship and not as tenants
           in common

UNIF GIFT MIN AOT --                 Custodian
                     ---------------           ----------------
                        (Cust)                     (Minor)
                     under Uniform Gifts to Minors
                     Act
                        ---------------------------------------
                                      (State)

UNIF TRF MIN AOT --                  Custodian (until age      )
                     ---------------                      -----
                       (Cust)

                                        under Uniform Transfers
                     ------------------
                         (Minor)

                     to Minors Act
                                   ----------------------------
                                             (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
 __________________________________

 __________________________________


-------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                                         SHARES
-------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
-----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________

                            X_________________________________________________

                            X_________________________________________________
                     NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND
                             WITH THE NAME(S) AS WRITTEN UPON THE PAGE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGES WHATSOEVER.

Signature(s) Guaranteed


By __________________________________________________
   THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
   GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
   AND LOAN ASSOCIATIONS AND CREDIT LENDING WITH
   MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
   MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17AD-1E.


AMERICAN BANK NOTE COMPANY    JAN 8, 1998 fm
3504 ATLANTIC AVENUE
SUITE 12
LONG BEACH, CA 90807          054605bk
(562) ???-2333
(FAX) (562) 426-7480